Filed pursuant to Rule 497
Registration No. 333-255716
Rule 482ad

Horizon Technology Finance Corporation

Prices Offering of Notes

FARMINGTON, Conn, June 8, 2022 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the “Company” or “Horizon”) announced today that it has priced an underwritten public offering of $50.0 million aggregate principal amount of notes due 2027 (the “Notes”), which will result in net proceeds to the Company of approximately $48.25 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Notes will mature on June 15, 2027 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 15, 2024. The Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof and will bear interest at a rate of 6.250% per year, payable quarterly, with the first interest payment occurring on September 30, 2022. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional $7.50 million aggregate principal amount of Notes to cover overallotments, if any.

The offering is expected to close on June 15, 2022, subject to customary closing conditions. The Company intends to list the Notes on the New York Stock Exchange under the symbol “HTFC.”

The Company intends to use the net proceeds of the offering of the Notes to pay down borrowings under the Company’s revolving credit facility with KeyBank National Association and for general corporate purposes.

The joint book-running managers for the offering are Keefe, Bruyette & Woods, A Stifel Company, B. Riley Securities and Oppenheimer & Co. The co-managers for the offering are Janney Montgomery Scott and Maxim Group LLC.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated June 8, 2022 and the accompanying base prospectus dated July 21, 2021, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019, B. Riley Securities, Inc. 11100 Santa Monica Blvd, Suite 800 Los Angeles, CA 90025, Oppenheimer & Co. Inc., 85 Broad Street, 23rd Floor, New York, NY 10004 or by calling (800) 966 1559; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Horizon Technology Finance

Horizon Technology Finance Corporation (NASDAQ: HRZN) is a leading specialty finance company that provides capital in the form of secured loans to venture capital backed companies in the technology, life science, healthcare information and services, and sustainability industries. The investment objective of Horizon is to maximize its investment portfolio's return by generating current income from the debt investments it makes and capital appreciation from the warrants it receives when making such debt investments. Headquartered in Farmington, Connecticut, Horizon also has a regional office in Pleasanton, California, and investment professionals located in Portland, Maine, Austin, Texas, and Reston, Virginia.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Horizon’s filings with the Securities and Exchange Commission. Horizon undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts:

Investor Relations:

ICR

Garrett Edson

ir@horizontechfinance.com

(860) 284-6450

Media Relations:

ICR

Chris Gillick

HorizonPR@icrinc.com

(646) 677-1819